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                                                                      EXHIBIT 24


                          THE WILLIAMS COMPANIES, INC.

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of THE WILLIAMS COMPANIES, INC., a Delaware corporation ("Williams"), does hereby constitute and appoint JAMES J. BENDER and BRIAN K. SHORE their true and lawful attorneys and each of them (with full power to act without the others) their true and lawful attorneys for them and in their name and in their capacity as a director or officer, or both, of Williams, as hereinafter set forth below their signature, to sign Williams' Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2003, and any and all amendments thereto or all instruments necessary or incidental in connection therewith; and

                  THAT the undersigned Williams does hereby constitute and appoint JAMES J. BENDER and BRIAN K. SHORE its true and lawful attorneys and each of them (with full power to act without the others) its true and lawful attorney for it and in its name and on its behalf to sign said Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith.

                  Each of said attorneys shall have full power of substitution and resubstitution, and said attorneys or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or of any such substitute pursuant hereto.

                  IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 23rd day of January, 2004.


      /s/ Steven J. Malcolm                          /s/ Donald R. Chappel
--------------------------------------           -----------------------------
        Steven J. Malcolm                              Donald R. Chappel
      Chairman of the Board                         Senior Vice President
         President and                            and Chief Financial Officer
     Chief Executive Officer                     (Principal Financial Officer)
  (Principal Executive Officer)                  (Principal Executive Officer)



                               /s/ Gary R. Belitz
                     ---------------------------------------
                                 Gary R. Belitz
                                   Controller
                         (Principal Accounting Officer)


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       /s/ Hugh M. Chapman                        /s/ Thomas H. Cruikshank
----------------------------------            ---------------------------------
         Hugh M. Chapman                             Thomas H. Cruikshank
             Director                                      Director


       /s/ William E. Green                            /s/ W. R. Howell
----------------------------------            ---------------------------------
         William E. Green                                W. R. Howell
             Director                                      Director


      /s/ Charles M. Lillis                          /s/ George A. Lorch
----------------------------------            ---------------------------------
         Charles M. Lillis                             George A. Lorch
             Director                                      Director


      /s/ William G. Lowrie                         /s/ Frank T. MacInnis
----------------------------------            ---------------------------------
         William G. Lowrie                            Frank T. MacInnis
             Director                                      Director


       /s/ Janice D. Stoney                        /s/ Joseph H. Williams
----------------------------------            ---------------------------------
         Janice D. Stoney                            Joseph H. Williams
             Director                                     Director




                                          THE WILLIAMS COMPANIES, INC.


                                          By  /s/ James J. Bender
                                              ---------------------------------
                                              James J. Bender
ATTEST:                                       Senior Vice President


/s/ Brian K. Shore
----------------------------
Brian K. Shore
Secretary



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                          THE WILLIAMS COMPANIES, INC.

                             Secretary's Certificate

         I, the undersigned, BRIAN K. SHORE, Secretary of THE WILLIAMS COMPANIES, INC., a Delaware corporation (hereinafter called the "Company"), do hereby certify that at a regular meeting of the Board of Directors of the Company, duly convened and held on January 23, 2004, at which a quorum of said Board was present and acting throughout, the following resolutions were duly adopted:

                           RESOLVED that the Chairman of the Board, the
                  President, any Senior Vice President and the Controller of the Company be, and each of them hereby is, authorized and empowered to execute a Power of Attorney for use in connection with the execution and filing for and on behalf of the Company, under the Securities Exchange Act of 1934, of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal of The Williams Companies, Inc. this 26th day of January, 2004.



                                                    /s/ Brian K. Shore
                                                    ----------------------------
                                                    Brian K. Shore
                                                    Secretary

[S E A L ]



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